Exhibit 10-h

                 AMENDMENT TO SEVERANCE AGREEMENT

          The Severance Agreement between Kansas City Power &
Light  Company and <<FirstName>>, as entered into as of
<<SevDate>> (the "Agreement"), is hereby amended,  effective  as of January <<Number>>, 1996 as set forth below.

          Terms which are defined in the Agreement shall have the same meaning in this Amendment.

           1. Section 1 of the Agreement is hereby amended by inserting the following new definition as subsection (a) thereof and by redesignating all subsequent subsections ac cordingly:

                (a)   "Beneficial Owner" has the meaning  set
     forth in Rule 13d-3 under the Exchange Act.

           2. Section 1(c) of the Agreement (as relettered pursuant to paragraph 1 above is hereby amended so to read as follows:

                (c)   "Cause" means (1) a material breach  by
     Executive  of  those  duties  and  responsibilities   of
     Executive which do not differ in any material respect from the duties and responsibilities of Executive during the 90-day period immediately prior to a Change in Control (or, for purposes of Section 3(d), during the 90-day period immediately preceding a Potential Change in Control), other than as a result of incapacity due to
     physical   or  mental  illness,  which  is  demonstrably
     willful and deliberate on Executive's part, committed in bad faith or without reasonable belief that such breach is in the best interests of the Company, and is not remedied in a reasonable period of time after receipt of written notice form the Company specifying such breach or (2) the commission by Executive of a felony involving moral turpitude.

           3. Section 1(d) of the Agreement (as relettered pursuant to paragraph 1 above) is hereby amended to read as follows:

                "Change in Control" means the occurrence of one of the following events:

                       (I)   any  Person is  or  becomes  the
Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a busi ness) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                           (II)   the  following  individuals
          cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomi nation for election was previously so approved; or

                            (III)   the stockholders  of  the
          Company  approve a merger or consolidation  of  the
          Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (i) a merger or consolida tion which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates other than in connec tion with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                         (IV) the stockholders of the Company
          approve a plan of complete liquidation or disso lution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

           4. Section 1 of the Agreement is hereby amended by inserting the following new definition as subsection (f) thereof and by redesignating all subsequent subsections accordingly:

                (f)   "Exchange  Act"  means  the  Securities
     Exchange Act of 1934, as amended from time to time.

           5. Section 1(g) of the Agreement (as relettered pursuant to paragraphs 1 and 4 above) is hereby amended so that the portion preceding paragraph (1) thereof reads as follows

                (g) "Good Reason" means, without Executive's express written consent, the occurrence of any of the following events after a Change in Control (or after any Potential Change in Control under the circumstances described in the second sentence of Section 3(d) hereof (treating all references in this paragraph (g) to a "Change in Control" as references to a "Potential Change in Control")).

           6. Section 1 of the Agreement is hereby amended by inserting the following new definition as subsection (i) thereof and by redesignating all subsequent subsections accordingly:

               (i) "Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsid iaries, (ii) a trustee or other fiduciary holding securi ties under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter tempo rarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in sub stantially the same proportions as their ownership of stock of the Company.

           7. Section 1 of the Agreement is hereby amended by inserting the following new definition as subsection (j) thereof and by redesignating all subsequent subsections accordingly:

                (j) "Potential Change in Control" means the occurrence of one of the following events:

                          (I)   the  Company enters  into  an
          agreement, the consummation of which would result in the occurrence of a Change in Control;
                          (II)  the Company or any Person pub
          licly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                         (III)  any Person becomes the Benefi
          cial Owner, directly or indirectly, of securities of the Company representing 10% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                          (IV)  the Board adopts a resolution
          to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

           8. Section 1(k) of the Agreement (as relettered pursuant to the above amendments) is hereby amended to read as follows:

                (k)  "Termination Period" means the period of
     time beginning with a Change in Control (or, if later, beginning with the consummation of the transaction the approval of which by the Company's stockholders constitutes a Change in Control under Section 1(d)(III) or (IV) hereof) and ending on the earliest to occur of
     (1) Executive's 70th birthday, (2) Executive's death, and (3) three years following such Change in Control (or, if later, three years following the consummation of the transaction the approval of which by the Company's stockholders constitutes a Change in Control under Sec tion 1(d)(III) or (IV) hereof).

           9. Section 1(l) of the Agreement (as relettered pursuant to the above amendments) is hereby amended to read as follows:

                (l)   "Window Period" means the 30-day period
     commencing one year after the date of a Change in Control, or, if later, the 30 day period commencing one year after the consummation of the transaction the approval of which by the Company's stockholders constitutes a Change in Control under Section 1(d)(III) or (IV) hereof).

           10. Section 3 of the Agreement is hereby amended by adding the following Section 3(d) at the end thereof:

                (d) For the purposes of this Agreement, the Executive's employment shall be deemed to have been terminated within the Termination Period other than by reason of a Nonqualifying Termination if (i) the Executive's employment is terminated without Cause prior to a Change in Control and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment with Good Reason prior to a Change in Control and the circumstance or event which constitutes Good Reason occurs at the request or direc tion of such Person, or (iii) the Executive's employment is terminated without Cause prior to a Change in Control and such termination is otherwise in connection with or in anticipation of a Change in Control which actually oc curs.

           11. Section 7 of the Agreement is hereby amended to read as follows:

                7.   Operative Event.  Except as provided  in
     Section 3(d), but notwithstanding any other provision herein to the contrary, no amounts shall be payable hereunder unless and until there is a Change in Control at a time when Executive is employed by the Company.

           12. Section 8(a) of the Agreement is hereby amended to read as follows:

                (a)  This Agreement shall be effective on the
     date hereof and shall continue until terminated by the Company as provided in paragraph (b) of this Section 8; provided, however, that this Agreement shall terminate in any event upon the first to occur of (i) Executive's 70th birthday, (ii) Executive's death or (iii) except as provided in Section 3(d) hereof, termination of Executive's employment with the Company prior to a Change in Control.

           13. Section 9 of the Agreement is hereby amended to read as follows:

               9.   Scope of Agreement.  Nothing in this
Agreement shall be deemed to entitle Executive to continued employment with the Company and its subsidiaries, and except as provided in Section 3(d) hereof, if Executive's employment with the Company shall terminate prior to a Change in Control, then Executive shall have no further rights under this Agreement; provided, however, that any termination of Executive's employment following a Change in Control (or as described in Section 3(d)) shall be subject to all of the provisions of this Agreement.

          IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer of the Company and Executive has executed this Amendment as of the day and year first above written.


                    KANSAS CITY POWER & LIGHT COMPANY


                    By:_______________________________
                         <<CEO>>


                    __________________________________
                         <<LastName>>